Exhibit 10.1

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND SENIOR SUBSIDIARY SECURITY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of February 10, 2015, is made by and among Rite Aid Corporation, a Delaware corporation (the “Borrower”), the Lenders under (and as defined in) the Credit Agreement referred to below that are parties hereto (the “Signing Lenders”), and Citicorp North America, Inc. (“Citi”), as administrative agent and collateral agent (in such capacities, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 27, 2001, as amended and restated as of January 13, 2015 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); capitalized terms used but not defined herein (including in the preamble and recitals) shall have the same meanings specified in the Credit Agreement;

WHEREAS, the Borrower, each of the Subsidiary Guarantors party thereto and the Administrative Agent are parties to that certain Senior Subsidiary Security Agreement, dated as of June 27, 2001, as amended and restated as of June 5, 2009 (the “Security Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement and the Security Agreement as more fully described in this Agreement; and

WHEREAS, the Administrative Agent and the Lenders are willing to agree to the foregoing amendments on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in the appropriate alphabetical order:

““Eagle Acquisition Agreement” means that certain Agreement and Plan of Merger by and among the Borrower, Eagle Merger Sub 1 LLC, Eagle Merger Sub 2 LLC, TPG VI Envision BL, LLC, Envision Topco Holdings, LLC and Shareholder Representative Services LLC.”

““Eagle Intercompany Obligations” means intercompany obligations between Persons acquired under the Eagle Acquisition Agreement that require payments out of the proceeds of certain receivables identified in the Eagle Acquisition Agreement relating to payments by the Centers for Medicare & Medicaid Services within the U.S. Department of Health and Human Services.”

““Escrow Notes” means Indebtedness consisting of debt securities issued by the Borrower or by an Escrow Notes Issuer, which debt securities (i) in the case of debt securities issued by an Escrow Notes Issuer, shall require the proceeds or substantially all the proceeds of such debt securities to be held as security for the repayment of such debt securities, or to be held in escrow, pending satisfaction or waiver of certain conditions set forth in the documentation governing such debt securities, (ii) in the case of debt securities issued by an Escrow Notes Issuer, shall, other than Guarantees in respect of interest thereon, fees, and customary indemnities, provide recourse solely to the assets of such Escrow Notes Issuer and (iii) shall be subject to mandatory redemption or prepayment if the conditions set forth in the documentation governing such debt securities are not satisfied by the date specified in such documentation; provided that in the case of debt securities issued by an Escrow Notes Issuer, upon satisfaction or waiver of such conditions, such Escrow Notes Issuer shall merge with and into the Borrower with the Borrower being the surviving corporation, and becoming the issuer under such debt securities, and such debt securities shall, after giving effect to such merger, constitute Permitted Unsecured Indebtedness which does not mature or require scheduled payments of principal prior to the date that is 90 days after the Latest Maturity Date in effect at the time such Indebtedness is originally incurred as Escrow Notes; provided further that in the case of debt securities issued by the Borrower, upon satisfaction or waiver of such conditions, such debt securities shall constitute Permitted Unsecured Indebtedness which does not mature or require scheduled payments of principal prior to the date that is 90 days after the Latest Maturity Date in effect at the time such Indebtedness is originally incurred as Escrow Notes; and provided further that, at the time such Escrow Notes (excluding any Escrow Notes issued in anticipation of funding the transactions contemplated under the Eagle Acquisition Agreement, it being understood that, in the event such transactions are abandoned, such amount may be permitted to be used as contemplated in Section 6.08(b)(x)) are issued, a Financial Covenant Effectiveness Period is not in effect.”

““Escrow Notes Issuer” means a Subsidiary of the Borrower that issues, or intends to issue, Escrow Notes, and that at the time such Escrow Notes are to be issued, does not own any operating assets.”

““First Amendment Agreement” means that certain First Amendment to Amended and Restated Credit Agreement, dated as of February 10, 2015, by and among the Borrower, the Administrative Agent and the Lenders signatory thereto.”

(b)           The defined term “Permitted Unsecured Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

““Permitted Unsecured Indebtedness” means unsecured Indebtedness (including Indebtedness incurred under convertible debt instruments) of the Borrower; provided that (a) the terms of any such Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Senior Loan Documents, (b) if such Indebtedness is issued or incurred to refinance existing Indebtedness, such Indebtedness has a maturity that is no earlier than, and a weighted average life that is no shorter than, such existing Indebtedness, (c) [reserved], (d) at the option of the Borrower, such Indebtedness may contain call and make-whole provisions that are market with respect to such type of Indebtedness as of the time of its issuance or incurrence and (e) the senior management of the Borrower determines in good faith that such Indebtedness contains covenants (including with respect to amortization and convertibility) and events of default on terms that are market with respect to such type of Indebtedness.”

(c)           Clause (c) of the defined term “Prepayment Event” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(c) the incurrence by the Borrower or any Subsidiary of any Indebtedness, other than (i) Indebtedness described in clauses (i), (ii), (iii), (iv), (v), (vi), (ix), (x), (xi), (xii), (xiii), (xiv), (xv), (xvi), (xvii), (xviii), (xix) and (xxi) of Section 6.01(a), (ii) extensions, renewals, refinancings or replacements of Indebtedness described in clauses (vii), (viii) and (xviii) of Section 6.01(a) and (iii) Indebtedness described in clauses (vii), (viii) and (xviii) of Section 6.01(a) to the extent the proceeds of such Indebtedness are used to fund a Business Acquisition.

(d)           Subclauses (b)(iii) through (b)(vii) in the defined term “Refinancing Indebtedness” set forth in Section 1.01 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

“(iii) such Indebtedness has a maturity that is no earlier than, and a weighted average life that is no shorter than, the Refinanced Debt, (iv) [reserved], (v) at the option of the Borrower, such Indebtedness may contain call and make-whole provisions that are market with respect to such type of Indebtedness as of the time of its issuance or incurrence, (vi) if the Refinanced Debt or any Guarantees thereof are subordinated in right of payment to the Senior Loan Obligations, such Indebtedness shall be subordinated in right of payment to the Senior Loan Obligations, on terms no less favorable, taken as a whole, to the holders of the Senior Loan Obligations than the subordination terms of such Refinanced Debt or Guarantees thereof (and no Person that is not a Loan Party has guaranteed such Indebtedness), (vii) unless such Indebtedness is incurred pursuant to this Agreement (including any Refinancing Amendment executed in accordance with Section 6.01(c) or Loan Modification Agreement executed in accordance with Section 9.19), the senior management of the Borrower determines in good faith that such Indebtedness contains covenants (including with respect to amortization and convertibility) and events of default on terms that are market with respect to such type of Indebtedness,”

(e)           The defined term “Subsidiary Loan Party” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

““Subsidiary Loan Party” means each Subsidiary set forth on Schedule 1.01 hereto and any wholly-owned Domestic Subsidiary, including any Securitization Vehicle that is a Domestic Subsidiary, that owns any assets consisting of inventory, accounts receivable, intellectual property, or script lists, subject to the terms of Section 5.11; provided that none of (x) any Subsidiary that engages primarily in the pharmacy benefits management business, (y) Envision Insurance Company, an Ohio corporation, or (z) any Escrow Notes Issuer shall be deemed to be, or be required to become, a Subsidiary Loan Party.”

(f)            Section 6.01(a)(iii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(iii) Indebtedness of the Borrower and the Subsidiaries in respect of intercompany Investments permitted under Section 6.04; provided that such Indebtedness owing by the Borrower or a Subsidiary Loan Party is subordinated to the Senior Loan Obligations pursuant to terms substantially the same as those forth on Annex 2 hereto;”

(g)           Section 6.01(a)(vii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(vii) Permitted Second Priority Debt and Permitted Split-Priority Term Loan Debt incurred under this clause (vii) after the 2013 Restatement Effective Date in an aggregate principal amount, together with the aggregate principal amount of Indebtedness incurred pursuant to clause (viii) of this Section 6.01(a), not in excess of $1,500,000,000 at any time outstanding; provided that the aggregate principal amount of Permitted Second Priority Debt and Permitted Split-Priority Term Loan Debt incurred under this clause which matures or requires scheduled payments of principal prior to the date that is 90 days after the Latest Maturity Date in effect at the time such Indebtedness is incurred or issued (excluding bridge facilities allowing extensions on customary terms to at least the date that is 90 days after such Latest Maturity Date), together with the aggregate principal amount of any (x) Permitted Unsecured Indebtedness which matures or requires scheduled payments of principal prior to the date that is 90 days after the Latest Maturity Date in effect at the time such Indebtedness is incurred (excluding bridge facilities allowing extensions on customary terms to at least the date that is 90 days after such Latest Maturity Date) and (y) Disqualified Preferred Stock which is subject to potential mandatory redemption or repurchase prior to the date that is 90 days after the Latest Maturity Date in effect at the time such Disqualified Preferred Stock is issued, in each case incurred or issued under clause (viii) or clause (xviii) of this Section 6.01(a), shall not exceed $750,000,000 at any time outstanding;”

(h)           Section 6.01(a)(viii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(viii) Permitted Unsecured Indebtedness and Disqualified Preferred Stock incurred or issued under this clause (viii) after the 2013 Restatement Effective Date in an aggregate principal amount, together with the aggregate principal amount of Indebtedness incurred pursuant to clause (vii) of this Section 6.01(a), not in excess of the sum of (A) $1,500,000,000 at any time outstanding, plus (B) solely to the extent incurred in anticipation of the funding of the transactions contemplated by the Eagle Acquisition Agreement, $300,000,000, it being understood that, in the event such transactions are abandoned, such amount may be permitted to be used as contemplated in Section 6.08(b)(x); provided that the aggregate principal amount of (x) Permitted Unsecured Indebtedness which matures or requires scheduled payments of principal prior to the date that is 90 days after the Latest Maturity Date in effect at the time such Indebtedness is incurred (excluding bridge facilities allowing extensions on customary terms to at least the date that is 90 days after such Latest Maturity Date and, with respect to any Escrow Notes issued by the Borrower, excluding any special mandatory redemption of the type described in clause (iii) of the definition of Escrow Notes) and (y) Disqualified Preferred Stock issued under this clause which is subject to potential mandatory redemption or repurchase prior to the date that is 90 days after the Latest Maturity Date in effect at the time such

Disqualified Preferred Stock is issued, together with the aggregate principal amount of any Permitted Second Priority Debt or Split-Priority Term Loan Debt incurred under clause (vii) or clause (xviii) of this Section 6.01(a) which matures or requires scheduled payments of principal prior to the date that is 90 days after the Latest Maturity Date in effect at the time such Indebtedness is incurred or issued (excluding bridge facilities allowing extensions on customary terms to at least the date that is 90 days after such Latest Maturity Date), shall not exceed $750,000,000 at any time outstanding, and, in the case of such Permitted Unsecured Indebtedness, Refinancing Indebtedness issued in respect thereof;”

(i)            Section 6.01(a)(xviii) of the Credit Agreement is hereby amended and restated to read in its entity as follows:

“(xviii)(A) Permitted Unsecured Indebtedness and Disqualified Preferred Stock; provided that (1) at the time such Permitted Unsecured Indebtedness or Disqualified Preferred Stock is issued or incurred, a Financial Covenant Effectiveness Period is not in effect; (2) the aggregate principal amount (and in the case of Disqualified Preferred Stock, liquidation value) of (x) Permitted Unsecured Indebtedness issued under this clause which matures or requires scheduled payments of principal prior to the date that is 90 days after the Latest Maturity Date in effect at the time such Indebtedness is incurred (excluding bridge facilities allowing extensions on customary terms to at least the date that is 90 days after such Latest Maturity Date and, with respect to any Escrow Notes issued by the Borrower, excluding any special mandatory redemption of the type described in clause (iii) of the definition of Escrow Notes) and (y) Disqualified Preferred Stock issued under this clause which is subject to potential mandatory redemption or repurchase prior to the date which is 90 days after the Latest Maturity Date in effect at the time such Disqualified Preferred Stock is issued, together with the aggregate principal amount of any Permitted Second Priority Debt or Split-Priority Term Loan Debt incurred under clause (vii) of this Section 6.01(a) and Permitted Unsecured Indebtedness incurred under clause (viii) of this Section 6.01(a) which matures or requires schedule payments of principal prior to the date that is 90 days after the Latest Maturity Date in effect at the time such Indebtedness is incurred or issued (excluding bridge facilities allowing extensions on customary terms to at least the date that is 90 days after such Latest Maturity Date), shall not exceed $750,000,000 at any time outstanding and (3) Escrow Notes issued by an Escrow Notes Issuer under clause (xxi) of this Section 6.01(a) shall be deemed to be incurred under this clause (xviii) following satisfaction or waiver of the conditions applicable to release of the proceeds of such Escrow Notes from the Liens or escrow procedures applicable thereto upon issuance (without the need to comply with clause (1) above), and (B) Refinancing Indebtedness or Disqualified Preferred Stock issued in respect of, or to repay, discharge, refinance or redeem such Indebtedness, and Disqualified Preferred Stock issued to replace or redeem such Disqualified Preferred Stock;”

(j)            Section 6.01(a)(xix) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(xix) Guarantees of the Existing Second Priority Debt (and Refinancing Indebtedness of Existing Second Priority Debt), the Existing Guaranteed Unsecured Indebtedness (and Refinancing Indebtedness of Existing Guaranteed Unsecured

Indebtedness) and any Indebtedness under clause (vii), (viii) and (xviii) of this Section 6.01(a);”

(k)           Section 6.01(a)(xx) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(xx)(i) Indebtedness of a Person or Indebtedness attaching to assets of a Person that, in either case, becomes a Subsidiary or Indebtedness attaching to assets that are acquired by the Borrower or any of its Subsidiaries, in each case after the 2014 Restatement Effective Date as the result of a Business Acquisition, in an aggregate amount not to exceed $100,000,000 at any one time outstanding (excluding any Indebtedness owing from a Person acquired in a Business Acquisition to another such Person), provided that (x) such Indebtedness existed at the time such Person became a Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof and (y) such Indebtedness is not guaranteed in any respect by the Borrower or any Subsidiary (other than by any such person that so becomes a Subsidiary), and (ii) any Refinancing Indebtedness in respect of any Indebtedness specified in subclause (i) above, provided that such Refinancing Indebtedness shall not be secured by any assets other than the assets securing the Indebtedness being renewed, extended or refinanced and the proceeds of such assets or supporting obligations in connection therewith; and.”

(l)            Section 6.01(a) of the Credit Agreement is hereby amended by inserting a new clause (xxi), which shall read in its entirety as follows:

“(xxi) Escrow Notes issued by an Escrow Notes Issuer and Guarantees of interest and redemption premiums and expense reimbursement and indemnification obligations owing in respect of Escrow Notes issued by an Escrow Notes Issuer.”

(m)          Section 6.01(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(b) The Borrower will not, nor will it permit any Subsidiary to, issue any Preferred Stock or other preferred Equity Interests, other than (i) Qualified Preferred Stock of the Borrower, (ii) Disqualified Preferred Stock of the Borrower permitted by Section 6.01(a), (iii) Third Party Interests issued by Securitization Vehicles, (iv) Preferred Stock of a Subsidiary issued to the Borrower or a Subsidiary Loan Party or, in the case of a Subsidiary that is not a Subsidiary Loan Party, to another Subsidiary that is not a Subsidiary Loan Party, and (v) other preferred Equity Interests issued and outstanding on the Second Restatement Effective Date and set forth on Schedule 6.01(b).”

(n)           Section 6.02 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (xvi) thereof, changing the “.” at the end clause (xvii) thereof to “; and” and inserting a new clause (xviii) thereafter, which shall read in its entirety as follows:

“(xviii) Liens on, or the deposit in escrow of, the cash proceeds of Escrow Notes issued by an Escrow Notes Issuer to secure the obligations of the Escrow Notes Issuer in the event that the conditions to release of such proceeds are not satisfied or waived.”

(o)           Section 6.03 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“SECTION 6.03           Fundamental Changes. Without limiting the restrictions on Business Acquisitions set forth in Section 6.04, the Borrower will not, and will not permit any Subsidiary Loan Party to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto (other than in the case of clause (iv) below) no Default shall have occurred and be continuing (i) any Person may merge or consolidate into the Borrower in a transaction in which the Borrower is the surviving corporation, provided, that if such other Person is a Subsidiary Loan Party, it shall have no assets that constitute Senior Collateral, (ii) any Person may merge into or consolidate with a Subsidiary Loan Party in a transaction in which such Subsidiary Loan Party is the surviving Person or the surviving Person is or promptly following such merger or consolidation becomes a Subsidiary Loan Party, (iii) any Subsidiary Loan Party may liquidate or dissolve if such liquidation or dissolution is not materially disadvantageous to the Lenders, (iv) any Asset Sale of the Equity Interests in any Subsidiary Loan Party that is permitted under Section 6.05 may be effected through a merger, consolidation, liquidation or dissolution of such Subsidiary Loan Party; provided that (A) any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted to engage in such merger unless also permitted by Section 6.04 and (B) the Borrower and the applicable Subsidiary Loan Party shall comply with the provisions of Section 5.11 with respect to any Subsidiary acquired pursuant to this Section 6.03, to the extent applicable.”

(p)           Section 6.04 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (xiv) therein and adding the following new clauses (xvi), (xvii), (xviii) and (xix) thereto:

“(xvi) Investments by any Subsidiary that is not a Subsidiary Loan Party in any other Subsidiary that is not a Subsidiary Loan Party or in any Subsidiary Loan Party;”

“(xvii) Investments held by any Person that becomes a Subsidiary at the time such Person becomes a Subsidiary; provided that no such Investment was made in contemplation of such Person becoming a Subsidiary;”

“(xviii) Investments in any Escrow Notes Issuer related to any interest, premiums or other amounts payable in connection with any Escrow Notes issued by such Escrow Notes Issuer; and”

“(xix) other Investments by the Borrower or any Subsidiary Loan Party in any Subsidiary that is not a Subsidiary Loan Party in an amount not to exceed $50,000,000 in the aggregate at any one time.”

(q)           Section 6.08(b) is hereby amended by deleting the reference to “clauses (i) through (xx) of Section 6.01(a)” contained in the introductory paragraph thereof and replacing such reference with:

“clauses (i) through (xxi) of Section 6.01(a)”.

(r)            Section 6.08(b)(vi) is hereby amended and restated to read in its entirety as follows:

“(vi) repurchases, exchanges, redemptions or prepayments of Indebtedness for consideration consisting solely of common stock of the Borrower or Qualified Preferred Stock or with Net Cash Proceeds from the substantially contemporaneous issuance of common stock or Qualified Preferred Stock of the Borrower or cash payments in lieu of fractional shares;”

(s)            Section 6.08(b)(viii) is hereby amended and restated to read in its entirety as follows:

“(viii) prepayments, redemptions and exchanges of Indebtedness in connection with the incurrence of Refinancing Indebtedness permitted pursuant to Section 6.01(a)(ii), 6.01(a)(x), 6.01(a)(xviii), 6.01(a)(xix) and 6.01(a)(xx);”

(t)            Section 6.08(b)(ix) is hereby amended and restated to read in its entirety as follows:

“(ix) prepayments of Indebtedness permitted pursuant to Section 6.01(a)(iii); provided that if such Indebtedness is subject to subordination provisions, such prepayment is permitted thereunder;”

(u)           Section 6.08(b)(x) is hereby amended and restated to read in its entirety as follows:

“(x)(1) prepayments, repurchases or redemptions of Escrow Notes in the event (A) the conditions applicable to release of the proceeds of such Escrow Notes are not satisfied or (B) in the case of Escrow Notes issued by the Borrower, the Borrower is required to redeem such Escrow Notes as a result of the failure to consummate a proposed Business Acquisition, (2) prepayments, repurchases or redemptions of Indebtedness permitted under Section 6.01(a)(xx), (3) repayments, prepayments, repurchases or redemptions of (I) Indebtedness of the Borrower or any Subsidiary incurred under clauses (ii), (v), (vii), (viii) or (xviii) of Section 6.01(a) with the proceeds of Escrow Notes or Indebtedness incurred under clause (viii) of Section 6.01(a) in anticipation of the funding of the transactions contemplated by the Eagle Acquisition Agreement or (II) Indebtedness of the Borrower or any Subsidiary incurred under clauses (iv) or (x) of Section 6.01(a) with the proceeds of Escrow Notes or Indebtedness incurred under clause (viii) of Section 6.01(a) in anticipation of the funding of the transactions contemplated by the Eagle Acquisition Agreement, so long as, after giving effect to such repayment, prepayment, repurchase or redemption under this subclause (II), such Escrow Notes or Indebtedness incurred under clause (viii) of Section 6.01(a) in anticipation of the funding of the transactions contemplated by the Eagle Acquisition Agreement would satisfy the definition of “Refinancing Indebtedness” other than the requirements of clause (xi) of the first proviso thereto after giving effect to the satisfaction of any conditions related to such Escrow Notes or such Indebtedness incurred under clause (viii) of Section 6.01(a), in the case of each of the foregoing subclauses (I) and (II)  in connection with a proposed Business Acquisition to the extent such proceeds are not applied to consummate such proposed Business Acquisition and (4) repayments, prepayments, repurchases or redemptions of any Indebtedness of the Borrower or any Subsidiary incurred under clauses (ii), (vii), (viii) or (xviii) of Section 6.01(a) with insurance proceeds or the proceeds of asset sales to the extent such proceeds are required to be applied to repay such Indebtedness under the terms of the documentation governing such Indebtedness;”

(v)           Section 6.09(d) is hereby amended and restated to read in its entirety as follows:

“(d)(i) transactions between or among the Borrower and/or one or more Subsidiaries and (ii) sales of Securitization Assets to Securitization Vehicles in Securitizations permitted by Sections 6.01 and 6.05;”

(w)          Section 6.10(a) is hereby amended by (i) adding “or, with respect to any temporary bridge facility in connection with the Eagle Acquisition Agreement, this Agreement” immediately following “2009 Restatement Effective Date” at the end of subclause (y), (ii) deleting “and” at the end of clause (H) thereof, and inserting “,” in replacement therefor, (iii) deleting the “.” at the end of clause (I) thereof and inserting “;” in replacement therefor and (iv) adding the following new clauses (J) and (K):

“(J) restrictions imposed under the Eagle Acquisition Agreement with respect to (x) certain receivables and proceeds thereof held by Persons acquired under the Eagle Acquisition Agreement and (y) the Eagle Intercompany Obligations; and

(K) restrictions under the documentation governing any Escrow Notes issued by an Escrow Notes Issuer on the ability of an Escrow Notes Issuer to grant Liens on, or otherwise encumber, the proceeds of such Escrow Notes after issuance thereof and prior to the earlier to occur of (i) the satisfaction or waiver of the conditions under such documentation as contemplated in clause (i) of the definition of “Escrow Notes” or (ii) the mandatory redemption or prepayment of such Escrow Notes as contemplated in clause (ii) of the definition of “Escrow Notes” if such conditions are not satisfied by the date specified in such documentation.”

(x)           Section 6.10(b) is hereby amended by (i) deleting “and” at the end of clause (G) thereof, (ii) deleting the “.” at the end of clause (H) thereof and inserting “;” in replacement therefor and (iii) adding the following new clauses (I) and (J):

“(I) restrictions imposed under the Eagle Acquisition Agreement with respect to (x) certain receivables and proceeds thereof held by Persons acquired under the Eagle Acquisition Agreement and (y) the Eagle Intercompany Obligations; and

(J) restrictions under the documentation governing any Escrow Notes issued by an Escrow Notes Issuer on the ability of an Escrow Notes Issuer to make Restricted Payments or Investments with, or transfers of, the proceeds of such Escrow Notes after issuance thereof and prior to the earlier to occur of (i) the satisfaction or waiver of the conditions under such documentation as contemplated in clause (i) of the definition of “Escrow Notes” or (ii) the mandatory redemption or prepayment of such Escrow Notes as contemplated in clause (ii) of the definition of “Escrow Notes” if such conditions are not satisfied by the date specified in such documentation.”

(y)           The proviso to Section 6.15 of the Credit Agreement is hereby amended by replacing the word “and” immediately prior to clause (viii) thereof with “;”, inserting the word “and” at the end of clause (viii) thereof and inserting a new clause (ix) to read in its entirety as follows:

“cash proceeds of Escrow Notes or Indebtedness incurred under clauses (ii), (vii), (viii) or (xviii) of Section 6.01 in connection with a proposed Business Acquisition during the period commencing on the date of receipt thereof and ending on the date that is 45 days after the abandonment of such proposed Business Acquisition (it being understood that such cash proceeds may be held in a separate account and shall not constitute Collateral during such period prior to the earlier to occur of (x) the consummation of such proposed Business Acquisition and (y) the date that is 45 days after the abandonment of such proposed Business Acquisition)”

(z)           Clause (g) of Article VII of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; provided further that this clause (g) shall not apply to any mandatory repurchase offer or other mandatory repurchase, redemption or prepayment obligation of the Borrower or any Escrow Notes Issuer that may arise under (x) the 2015 8.5% Convertible Notes or other Convertible Debt to the extent that the making of such mandatory repurchase by the Borrower is otherwise permitted under this Agreement or (y) the Escrow Notes to the extent required in connection with a failure to satisfy the conditions to release of the proceeds of such Escrow Notes;”

Section 2.              Amendment to the Security Agreement. Section 2 of the Security Agreement is hereby amended by amending and restating the second sentence of the second paragraph thereto to read in its entirety as follows:

“Notwithstanding anything else contained in this Section 2 to the contrary, Senior Collateral shall not include (x) any Equity Interests of any Subsidiary or (y) any Eagle Intercompany Obligations.”

Section 3.              Representations and Warranties. The Borrower represents and warrants to each of the Lenders and to the Administrative Agent that, as of the date of this Agreement and after giving effect to the amendments to occur hereunder:

(a)           This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of the date hereof (except to the extent any such representations or warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c)           No Default or Event of Default has occurred and is continuing.

Section 4.              Conditions of Effectiveness to this Agreement. This Agreement shall become effective on the date on which the Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrower and Signing Lenders constituting at least Required Lenders, and each of the Subsidiary Loan Parties shall have executed the Guarantor Acknowledgement attached hereto.

Section 5.              Effect of Amendment. (a) Except as expressly set forth herein or amended hereby, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Senior Loan Document, and shall not otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document in similar or different circumstances. This Agreement shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Senior Loan Documents specifically referred to herein.

(b)           On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Senior Loan Document shall be deemed a reference to the Credit Agreement as amended by this Agreement. This Agreement shall constitute a “Senior Loan Document” for all purposes of the Credit Agreement and the other Senior Loan Documents.

Section 6.              Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.              Costs and Expenses; Fees. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

Section 8.              Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

Section 9.              Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 10.            Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer or officers as of the date first above written.

RITE AID CORPORATION

By:	/s/ Darren W. Karst
	Name:	Darren W. Karst
	Title:	Exec. Vice President, CFO

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and Collateral Agent,

By:	/s/ Thomas M. Halsch
	Name:	Thomas M. Halsch
	Title:	Vice President

Signing Lenders

The undersigned Lender hereby approves the Agreement.

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Date: February 6, 2015

CITIBANK, N.A.,
as a Lender

By:	/s/ Thomas M. Halsch
Name:	Thomas M. Halsch
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Signing Lenders

The undersigned Lender hereby approves the Agreement.

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Date: February 8, 2015

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/Roger Malouf
Name:	Roger Malouf
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Signing Lenders

The undersigned Lender hereby approves the Agreement.

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Date: February 8, 2015

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorizing Signatory

By:	/s/ Sean MacGregor
	Name:	Sean MacGregor
	Title:	Authorized Signatory

Signing Lenders

The undersigned Lender hereby approves the Agreement.

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Date: February 6, 2015

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latroni
	Name:	Michelle Latroni
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Signing Lenders

The undersigned Lender hereby approves the Agreement.

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Date: February 6, 2015

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	Peter F. Crispino
	Name:	Peter F. Crispino
	Title:	Duly Authorized Signatory

GE ASSET BASED MASTER NOTE, LLC,
as a Lender

By:	/s/ Peter F. Crispino
	Name:	Peter F. Crispino
	Title:	Duly Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Signing Lenders

The undersigned Lender hereby approves the Agreement.

IN WITNESS WHEREOF, the undersigned has caused this signature page to be executed and delivered by a duly authorized officer.

Date: February 8, 2015

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Peter Foley
	Name:	Peter Foley
	Title:	Duly Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

GUARANTOR ACKNOWLEDGEMENT

This Guarantor Acknowledgement (this “Acknowledgement”) is made by each Subsidiary Loan Party listed on Schedule A hereto. Reference is hereby made to the First Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”) by and among Rite Aid Corporation, a Delaware corporation (the “Borrower”), the Lenders party thereto (the “Signing Lenders”), and Citicorp North America, Inc., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”). Capitalized terms used and not defined herein have the meanings given to them in the Amendment or the Credit Agreement (as defined in the Amendment), as applicable.

Each Subsidiary Loan Party hereby acknowledges that it has read the Amendment and consents to the terms thereof and further hereby affirms, confirms, represents, warrants and agrees that (a) notwithstanding the effectiveness of the Amendment, the obligations of such Subsidiary Loan Party under each of the Senior Loan Documents to which it is a party shall not be impaired and each of the Senior Loan Documents to which such Subsidiary Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended by the Amendment; (b) (i) neither the Amendment nor this Acknowledgement shall impair the validity, effectiveness or priority of the Liens granted pursuant to the Senior Collateral Documents as in effect immediately prior to the execution hereof (the “Existing Senior Collateral Documents”) and such Liens shall continue unimpaired with the same priority to secure repayment of all the Secured Obligations, whether heretofore or hereafter incurred, and (ii) its Guarantee, as and to the extent provided in the Senior Subsidiary Guarantee Agreement, shall continue in full force and effect in respect of the Secured Obligations under the Credit Agreement (as amended by the Amendment) and the other Senior Loan Documents; (c) the Amendment shall not require any new filings to be made or other actions to be taken to perfect or maintain the perfection of such Liens; and (d) the position of the Lenders with respect to such Liens, the Senior Collateral (as defined in the Existing Senior Collateral Documents) in which a security interest was granted pursuant to the Existing Senior Collateral Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Existing Senior Collateral Documents have not been adversely affected in any material respect by the modifications to the Credit Agreement effectuated pursuant to the Amendment or by the execution, delivery, performance or effectiveness of this Acknowledgement.

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IN WITNESS WHEREOF, each Subsidiary Loan Party has caused this Acknowledgement to be executed by its duly authorized officer or officers as of the date first above written.

EACH OF THE SUBSIDIARY LOAN PARTIES LISTED ON SCHEDULE A HERETO

By:	/s/ Matthew Schroeder
	Name:	Matthew Schroeder
	Title:	Vice President & Treasurer

SUBSIDIARY LOAN PARTIES

112 Burleigh Avenue Norfolk, LLC

1515 West State Street Boise, Idaho, LLC

1740 Associates, L.L.C.

3581 Carter Hill Road—Montgomery Corp.

4042 Warrensville Center Road — Warrensville Ohio, Inc.

5277 Associates, Inc.

5600 Superior Properties, Inc.

657-659 Broad St. Corp.

764 South Broadway-Geneva, Ohio, LLC

Ann & Government Streets - Mobile, Alabama, LLC

Apex Drug Stores, Inc.

Broadview and Wallings-Broadview Heights Ohio, Inc.

Central Avenue and Main Street — Petal, MS, LLC

Eagle Managed Care Corp.

Eckerd Corporation

EDC Drug Stores, Inc.

Eighth and Water Streets — Urichsville, Ohio, LLC

England Street-Asheland Corporation

Fairground, L.L.C.

GDF, Inc.

Genovese Drug Stores, Inc.

Gettysburg and Hoover-Dayton, Ohio, LLC

Harco, Inc.

Health Dialog Services Corporation

JCG (PJC) USA, LLC

JCG Holdings (USA), Inc.

K & B Alabama Corporation

K & B Louisiana Corporation

K & B Mississippi Corporation

K & B Services, Incorporated

K & B Tennessee Corporation

K & B, Incorporated

K&B Texas Corporation

Keystone Centers, Inc.

Lakehurst and Broadway Corporation

Maxi Drug North, Inc.

Maxi Drug South, L.P.

Maxi Drug, Inc.

Maxi Green Inc.

Mayfield & Chillicothe Roads — Chesterland, LLC

Munson & Andrews, LLC

Name Rite, L.L.C.

Northline & Dix — Toledo — Southgate, LLC

Patton Drive and Navy Boulevard Property Corporation

Paw Paw Lake Road & Paw Paw Avenue—Coloma, Michigan, LLC

PDS-1 Michigan, Inc.

Perry Distributors, Inc.

Perry Drug Stores, Inc.

P.J.C. Distribution, Inc.

PJC Dorchester Realty LLC

PJC East Lyme Realty LLC

PJC Haverhill Realty LLC

PJC Hermitage Realty LLC

PJC Hyde Park Realty LLC

PJC Lease Holdings, Inc.

PJC Manchester Realty LLC

PJC Mansfield Realty LLC

PJC New London Realty LLC

PJC of Massachusetts, Inc.

PJC of Rhode Island, Inc.

PJC of Vermont Inc.

PJC Peterborough Realty LLC

PJC Providence Realty LLC

PJC Realty MA, Inc.

PJC Realty N.E. LLC

PJC Revere Realty LLC

PJC Special Realty Holdings, Inc.

P.J.C. Realty Co., Inc.

Ram-Utica, Inc.

RDS Detroit, Inc.

Read’s, Inc.

RediClinic LLC

Rite Aid Drug Palace, Inc.

Rite Aid Hdqtrs. Corp.

Rite Aid Hdqtrs. Funding, Inc.

Rite Aid Lease Management Company

Rite Aid of Alabama, Inc.

Rite Aid of Connecticut, Inc.

Rite Aid of Delaware, Inc.

Rite Aid of Florida, Inc.

Rite Aid of Georgia, Inc.

Rite Aid of Illinois, Inc.

Rite Aid of Indiana, Inc.

Rite Aid of Kentucky, Inc.

Rite Aid of Maine, Inc.

Rite Aid of Maryland, Inc.

Rite Aid of Massachusetts, Inc.

Rite Aid of Michigan, Inc.

Rite Aid of New Hampshire, Inc.

Rite Aid of New Jersey, Inc.

Rite Aid of New York, Inc.

Rite Aid of North Carolina, Inc.

Rite Aid of Ohio, Inc.

Rite Aid of Pennsylvania, Inc.

Rite Aid of South Carolina, Inc.

Rite Aid of Tennessee, Inc.

Rite Aid of Vermont, Inc.

Rite Aid of Virginia, Inc.

Rite Aid of Washington, D.C., Inc.

Rite Aid of West Virginia, Inc.

Rite Aid Online Store, Inc.

Rite Aid Payroll Management, Inc.

Rite Aid Realty Corp.

Rite Aid Rome Distribution Center, Inc.

Rite Aid Services, L.L.C.

Rite Aid Specialty Pharmacy, LLC

Rite Aid Transport, Inc.

Rite Fund, Inc.

Rite Investments Corp.

Rite Investments Corp., LLC

RX Choice, Inc.

Seven Mile and Evergreen — Detroit, LLC

Silver Springs Road — Baltimore, Maryland/One, LLC

Silver Springs Road — Baltimore, Maryland/Two, LLC

State & Fortification Streets — Jackson, Mississippi, LLC

State Street and Hill Road — Gerard, Ohio, LLC

The Jean Coutu Group (PJC) USA, Inc.

The Lane Drug Company

Thrift Drug, Inc.

Thrifty Corporation

Thrifty PayLess, Inc.

Tyler and Sanders Roads, Birmingham - Alabama, LLC